Exhibit 99.14
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JULY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

          i)   The amount of such distribution allocable to principal:

     Class 6-A1......$      7.65343973     Class 6-A13.....$         0.00000000
     Class 6-A2......$      0.00000000     Class 6-A14.....$         0.00000000
     Class 6-A3......$      0.00000000     Class 6-A15.....$         0.00000000
     Class 6-A4......$      0.66947316     Class 6-A16.....$         7.65343981
     Class 6-A5......$      0.00000000     Class 6-A17.....$         7.65343969
     Class 6-A6......$      2.58774173     Class 6-A18.....$         7.65343923
     Class 6-A7......$      0.00000000     Class 6-PO......$         0.94619137
     Class 6-A8......$      0.66947307     Class 6-M.......$         0.66947365
     Class 6-A9......$      0.00000000     Class 6-B1......$         0.66947204
     Class 6-A10.....$      4.15299398     Class 6-B2......$         0.66947376
     Class 6-A11.....$    175.96797059     Class 6-B3......$         0.66947221
     Component A11A..$    366.40000000     Class 6-B4......$         0.66946755
     Component A11B..$    148.50000000     Class 6-B5......$         0.66947179
     Class 6-A12.....$     13.72950820     Class 6-R.......$      1000.00000000

          ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date)

     Class 6-A1......$      6.67218963      Class 6-A14....$         0.00000000
     Class 6-A2......$      0.00000000      Class 6-A15....$         0.00000000
     Class 6-A3......$      0.00000000      Class 6-A16....$         6.67218970
     Class 6-A4......$      0.58363978      Class 6-A17....$         6.67218960
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     Class 6-A5......$      0.00000000      Class 6-A18....$         6.67218920
     Class 6-A6......$      2.25596649      Class 6-PO.....$         0.82487985
     Class 6-A7......$      0.00000000      Class 6-M......$         0.00000000
     Class 6-A8......$      0.58363970      Class 6-B1.....$         0.00000000
     Class 6-A9......$      0.00000000      Class 6-B2.....$         0.00000000
     Class 6-A10.....$      3.62053722      Class 6-B3.....$         0.00000000
     Class 6-A11.....$    153.40705756      Class 6-B4.....$         0.00000000
     Component A11A..$    319.42373207      Class 6-B5.....$         0.00000000
     Component A11B..$    129.46076477      Class 6-R......$       871.78966177
     Class 6-A12.....$     11.96924331
     Class 6-A13.....$      0.00000000

          iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1......       6.24999995      Class 6-A15....          6.24999972
     Class 6-A2......       6.25000000      Class 6-A16....          5.95833344
     Class 6-A3......       6.25000000      Class 6-A17....          6.04166661
     Class 6-A4......       6.25000000      Class 6-A18....          7.49999987
     Class 6-A5......       6.25000062      Class 6-M......          6.25000021
     Class 6-A6......       6.24999997      Class 6-B1.....          6.24999906
     Class 6-A7......       6.25000000      Class 6-B2.....          6.24999626
     Class 6-A8......       6.25000000      Class 6-B3.....          6.24999064
     Class 6-A9......       6.24999966      Class 6-B4.....          6.24996050
     Class 6-A10.....       6.25000035      Class 6-B5.....          6.24998819
     Class 6-A11.....       0.00000000      Class 6-R......          6.30000000
     Component A11A..       0.00000000      Class 6-S......          0.64232060
     Component A11B..       0.00000000
     Class 6-A12.....       6.25000000
     Class 6-A13.....       6.25000000
     Class 6-A14.....       0.00000000

          iv)  Accrual Amount:

               Class A11A Component          $              1,875.00
               Class A11B Component          $             13,000.00
               Class A14 Component           $                837.50

          v) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                      $              18,142.76

     (b)  The amounts below are for the aggregate of all Certificates.

          vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:
                                                      $         398,810,508.76
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               The aggregate  number of Mortgage Loans included in the Scheduled
               Principal Balance set forth above:.....                   1,340

          vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                     Class Certificate            Single
                                     Principal Balance      Certificate Balance
                                     -----------------      -------------------

               Class 6-A1.....$       54,983,590.89         $          992.35
               Class 6-A2.....$       27,152,000.00         $        1,000.00
               Class 6-A3.....$        8,015,000.00         $        1,000.00
               Class 6-A4.....$       56,961,840.03         $          999.33
               Class 6-A5.....$        6,001,105.00         $        1,000.00
               Class 6-A6.....$       40,520,891.35         $          997.41
               Class 6-A7.....$        1,927,000.00         $        1,000.00
               Class 6-A8.....$       19,799,735.73         $          999.33
               Class 6-A9.....$        3,680,965.00         $        1,000.00
               Class 6-A10....$       10,597,765.00         $          995.85
               Class 6-A11....$        1,976,071.23         $          830.28
               Component A11A.$          191,956.12         $          639.85
               Component A11B.$        1,784,115.11         $          857.75
               Class 6-A12....$           60,162.50         $          986.27
               Class 6-A13....$       14,305,000.00         $        1,000.00
               Class 6-A14....$          134,837.50         $        1,006.25
               Class 6-A15....$        8,802,874.00         $        1,000.00
               Class 6-A16....$       24,891,735.32         $          992.35
               Class 6-A17....$       82,071,620.37         $          992.35
               Class 6-A18....$       19,486,652.85         $          992.35
               Class 6-PO.....$          417,944.49         $          999.05
               Class 6-M......$        6,008,369.86         $          999.33
               Class 6-B1.....$        4,005,579.58         $          999.33
               Class 6-B2.....$        3,004,184.43         $          999.33
               Class 6-B3.....$        2,002,789.29         $          999.33
               Class 6-B4.....$          600,836.49         $          999.33
               Class 6-B5.....$        1,401,957.85         $          999.33
               Class 6-R......$                0.00         $            0.00
               Class 6-S......$      379,579,402.19         $          994.76

          viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

               book value...................................$            0.00
               unpaid principal balance.....................$            0.00
               number of related mortgage loans.............                0

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          ix)  The aggregate number and aggregate Principal Balances of Mortgage
               Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

               (a)  delinquent
                    (1)  30-59 days
                             Number     30  Principal Balance $   9,156,772.49
                    (2)  60-89 days
                             Number      0  Principal Balance $           0.00
                    (3)  90 days or more
                             Number      0  Principal Balance $           0.00

               (b)  in foreclosure
                             Number      0  Principal Balance $           0.00

          v) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                   $             0.00  $                  0.00

          vi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section
               3.01(c):            $             0.00  $                  0.00

          vii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 6-S:..............       0.404833%

              13.  Senior Percentage for such Distribution Date:   95.74556000%

              14.  Category A-Senior Percentage for such Distribution
                   Date: ......................................    68.67993800%

              15.  Category B-Senior Percentage for such Distribution
                   Date: ......................................    19.79230900%

              16.  Category C-Senior Percentage for such Distribution
                   Date: ......................................     7.27331200%

              17.  Category A-Percentage for such Distribution
                   Date: ......................................    71.73172200%

              18.  Category B-Percentage for such Distribution
                   Date: ......................................    20.67177800%

              19.  Category C-Percentage for such Distribution
                   Date: ......................................     7.59650000%

              20.  Group I Senior Percentage for such Distribution
                   Date: ......................................    72.94057300%

              21.  Category A-Group I Senior Percentage for such
                   Distribution Date: .........................    54.44446000%

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              22.  Category B-Group I Senior Percentage for such
                   Distribution Date: .........................    14.84410700%

              23.  Category C-Group I Senior Percentage for such
                   Distribution Date: .........................     3.65200600%

              24.  Category C-Group I Scheduled Distribution Percentage for such
                   Distribution Date: .........................     7.27331200%

              25.  Group II Senior Percentage for such Distribution
                   Date: ......................................    22.80498700%

              26.  Category A-Group II Senior Percentage for such
                   Distribution Date: .........................    14.23547800%

              27.  Category B-Group II Senior Percentage for such
                   Distribution Date: .........................     4.94820200%

              28.  Category C-Group II Senior Percentage for such
                   Distribution Date: .........................     3.62130600%

              29.  Category C-Group II Scheduled Distribution Percentage for
                   such Distribution Date: ....................     0.00000000%

              30.  Senior Prepayment Percentage for such Distribution
                   Date: ......................................   100.00000000%

              31.  Category A-Senior Prepayment Percentage
                   for such Distribution Date: ................    71.73172200%

              32.  Category B-Senior Prepayment Percentage
                   for such Distribution Date: ................    20.67177800%

              33.  Category C-Senior Prepayment Percentage
                   for such Distribution Date: ................     7.59650000%

              34.  Group I Senior Prepayment Percentage for such
                   Distribution Date: ..........................  100.00000000%

              35.  Category A-Group I Senior Prepayment Percentage for such
                   Distribution Date: ..........................   71.73172200%

              36.  Category B-Group I Senior Prepayment Percentage for such
                   Distribution Date: ..........................   20.67177800%

              37.  Category C-Group I Senior Prepayment Percentage for such
                   Distribution Date: ..........................    7.59650000%

              38.  Group II Senior Prepayment Percentage for such
                   Distribution Date: ..........................    0.00000000%

              39.  Category A-Group II Senior Prepayment Percentage for such
                   Distribution Date: ..........................    0.00000000%

              40.  Category B-Group II Senior Prepayment Percentage for such
                   Distribution Date: ..........................    0.00000000%
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              41.  Category C-Group II Senior Prepayment Percentage for such
                   Distribution Date: ...........................   0.00000000%

              42.  Junior Percentage for such Distribution Date:    4.25444000%

              43.  Junior Prepayment Percentage for such Distribution
                   Date: .......................................    0.00000000%